UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant    ☐

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒ PreliminaryProxy Statement	☐ Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

I-MANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐    No fee required.

☒    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock, par value $.0001 per share, of I-many, Inc.

(2)	Aggregate number of securities to which transaction applies:

53,843,938 shares of Common Stock outstanding, 750,912 shares of Common Stock subject to outstanding in-the-money options, and senior convertible promissory notes with an aggregate outstanding balance of principal and accrued interest of $17,330,200.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Underlying value of transaction consists of $33,383,242 payable in cash to holders of common stock (based on merger consideration of $0.61 per share), $285,470 payable in cash to holders of in-the-money options (based on the difference between the per share merger consideration and the exercise price per share) and $17,330,200 payable in cash to holders of senior convertible promissory notes (based on the outstanding balance of principal and accrued interest).

The filing fee was determined based upon estimated values of the dollar amounts in (2) and (3) above. Such estimates were made for the sole purpose of determining the filing fee and should be used for no other purpose.

(4)	Proposed maximum aggregate value of transaction: $50,998,912

(5)	Total fee paid: $366 (plus $2,481 previously paid)

☐    Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: $2,481

(2)	Form, Schedule or Registration Statement No.: Schedule 14A Preliminary Proxy Statement and Schedule 14A Preliminary Revised Proxy Statement

(3)	Filing Party: I-many, Inc.

(4)	Date Filed: May 14, 2009 and June 2, 2009

SUPPLEMENT NO. 1 TO PROXY STATEMENT

I-many, Inc.

Amendments to Agreement and Plan of Merger—Your Vote is Very Important

June 15, 2009

Dear Stockholder:

On or about June 3, 2009, we mailed to you a definitive proxy statement dated June 2, 2009 relating to a special meeting of stockholders of I-many, Inc. (“I-many,” “we” or the “Company”) scheduled for June 25, 2009 to consider, among other things, a proposal to approve and adopt the Agreement and Plan of Merger, dated as of April 29, 2009, by and among Sapphire Stripe Holdings, Inc. (“Sapphire”), a Delaware corporation formed by LLR Equity Partners III, L.P., a private equity fund, Sapphire Stripe Acquisition Company, a Delaware corporation and wholly owned subsidiary of Sapphire and I-many, as amended on May 29, 2009 (the “merger agreement”). Pursuant to the merger agreement Sapphire Stripe Acquisition Company will merge with and into I-many (the “merger”). On June 2, 2009 and June 10, 2009, we executed second and third amendments to the merger agreement, respectively, each of which increased the consideration payable to I-many’s stockholders.

After careful consideration, the I-many board of directors unanimously recommends that you vote “FOR” the adoption of the amended merger agreement and the approval of the merger.

With its per share cash merger consideration of $0.61, the amended transaction provides stockholders with a premium of approximately 110% over the pre-announcement closing price of $0.29 per share on April 27, 2009, the last full trading day before Montgomery & Co., LLC, our financial advisor, rendered their oral fairness opinion.

Attached to this letter is a supplement to the definitive proxy statement dated June 2, 2009 containing additional information about the Company and the amended merger agreement. Please read this document carefully and in its entirety. We also encourage you, if you have not done so already, to review carefully the definitive proxy statement dated June 2, 2009, which was previously sent to you.

The record date for the meeting has not changed; it remains May 26, 2009. This means that only stockholders of record of I-many’s common stock, par value $0.0001 per share, as shown on the transfer books of I-many at the close of business on May 26, 2009, are entitled to vote on the merger proposal at the special meeting.

YOUR VOTE IS VERY IMPORTANT, regardless of the number of shares you own. For your convenience, we have enclosed revised proxy and instruction cards with this proxy supplement. If you have already delivered a properly executed proxy or instruction card regarding the merger proposal, you do not need to do anything unless you wish to change your vote. If you have not previously voted or if you wish to revoke or change your vote, please vote by telephone or over the Internet, or complete, date, sign and return your proxy or instruction card as soon as possible. If you are a registered holder and have already submitted a properly executed proxy card, you can also attend the special meeting and vote in person to change your vote.

If your shares are held in “street name” by your bank, brokerage firm or other nominee, and if you have already provided instructions to your nominee but wish to change those instructions, you should provide new instructions following the procedures provided by your nominee.

If you have any questions, please contact Robert G. Schwartz, toll-free at (800) 832-0228. If your bank, brokerage firm or other nominee holds your shares in “street name,” you should also call your bank, brokerage firm or other nominee for additional information.

On behalf of the I-many board of directors, I thank you for your support as a stockholder of I-many.

Sincerely,

/s/ JOHN A. RADE
John A Rade
President and Chief Executive Officer

This supplement is dated June 15, 2009 and is first being mailed to stockholders of I-many on or about June 15, 2009.

I-MANY, INC.

SUPPLEMENT TO THE PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

Annexes

Annex A—Amendment No. 2 and Amendment No. 3 to the Agreement and Plan of Merger

FORWARD-LOOKING STATEMENTS

This proxy supplement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements regarding us and our expected financial position, business, and financing plans and information relating to the expected consummation of the transactions with Sapphire are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking terminology such as “believes,” “expects,” “will,” “should,” “seeks,” “anticipates,” “intends,” “approximately,” “estimates” or the negative or other variations of any such term or comparable terminology, or by discussions of strategy or intentions. Although we believe that the expectations reflected in such forward-looking statements are reasonable, our expectations may prove not to be correct. A number of factors could cause our actual results, performance, and achievements or industry results to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements, including, without limitation, risks and uncertainties related to the proposed transaction, including, for example, the satisfaction of the conditions to closing and receipt of stockholder and regulatory approvals. See risks and uncertainties relating to our business under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission on March 30, 2009.

In addition, such forward-looking statements are necessarily dependent upon assumptions, estimates, and data that may be incorrect or imprecise and involve known and unknown risks, uncertainties, and other factors. Accordingly, forward-looking statements included in this proxy supplement do not purport to be predictions of future events or circumstances and may not be realized. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. Given these uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements contained in this proxy supplement to reflect future events or developments.

INTRODUCTION

This proxy supplement is being sent to you because we have amended our merger agreement with Sapphire, and stockholders are being asked to approve the amended merger agreement on June 25, 2009. This supplement to the proxy statement provides information on the amended transaction and updates the definitive proxy statement dated June 2, 2009. The information provided in the definitive proxy statement dated June 2, 2009, which we refer to in this proxy supplement as the “definitive proxy statement,” previously mailed to our stockholders on or about June 3, 2009, continues to apply, except as described in this proxy supplement. To the extent information in this proxy supplement differs from, updates or conflicts with information contained in the definitive proxy statement, the information in this proxy supplement is the more current information. If you need another copy of the definitive proxy statement, you may obtain it free of charge from the Company by directing such request to I-many, Inc. at 399 Thornall Street, Edison, NJ 08837, or by telephone at 800.832.0228. The definitive proxy statement may also be found on the Internet at http://www.sec.gov. See “Where You Can Find Additional Information,” beginning on page S-8 of this proxy supplement.

QUESTIONS AND ANSWERS ABOUT THE MERGER

The following Q&A is intended to address some commonly asked questions regarding the merger, including the second and third amendments to the merger agreement. These questions and answers may not address all questions that may be important to you as an I-many stockholder. We urge you to read carefully the more detailed information contained elsewhere in this proxy supplement, the annex to this proxy supplement and the documents we refer to in this proxy supplement.

Except as otherwise specifically noted in this proxy supplement, the “Company” and “we,” “our,” “us” and similar words in this proxy supplement refer to I-many, Inc., “Sapphire” refers to Sapphire Stripe Holdings, Inc., “merger sub” refers to Sapphire Stripe Acquisition Company and “LLR III” refers to LLR Equity Partners III, L.P. Throughout this proxy supplement we may also refer to I-many, Inc. as “I-many.”

Q:	Why are you sending me this supplement to the definitive proxy statement?

A:	We are sending you this proxy supplement because on June 2, 2009 and June 10, 2009, respectively, I-many, Sapphire and merger sub entered into a second and a third amendment to the Agreement and Plan of Merger by and among such parties, dated as of April 29, 2009 and first amended on May 29, 2009 (the “merger agreement”) pursuant to which merger sub will merge with and into I-many (the “merger”). This supplement to the proxy statement provides information on the amended merger agreement and updates the definitive proxy statement dated June 2, 2009.

Q:	What is the effect of the June 2, 2009 and June 10, 2009 amendments to the merger agreement?

A:	The June 2, 2009 and June 10, 2009 amendments had the effect of increasing the merger consideration to be paid to the Company’s stockholders for their shares to approximately $0.49 and approximately $0.61 per share in cash, respectively. As a result, the current merger consideration is approximately $0.61 per share.

The terms of the second and third amendments to the merger agreement are described beginning on page S-7 of this proxy supplement under the heading “Summary of the Second and Third Amendments to the Merger Agreement.”

Q:	When do you expect to complete the merger?

A:	We expect to complete the merger after the receipt of stockholder approval and the satisfaction or waiver of all other conditions to the merger. We currently expect this to occur on or about June 25, 2009. However, there can be no assurance that the conditions to closing will be met or that the merger will be completed in that time frame.

Q:	When and where will the stockholder vote on the amended merger agreement be held?

A:	The Company’s special meeting for voting on the merger proposal will be held on Thursday, June 25, 2009 at 10:00 a.m., local time, at our headquarters, 399 Thornall Street, 12th Floor, Edison, NJ 08837.

Q:	How does I-many’s board recommend that I vote?

A:	At a meeting held on June 10, 2009, I-many’s board of directors approved the third amendment to the merger agreement, and determined that the merger agreement as so amended and the merger are advisable and in the best interests of I-many and its stockholders. Our board of directors unanimously recommends that you vote “FOR” the proposal to approve the adoption of the amended merger agreement and the transactions contemplated thereby and “FOR” the proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to adopt the merger agreement.

Q:	Did I-many’s board receive a fairness opinion from its financial advisor?

A:	Yes. On April 28, 2009, Montgomery rendered to I-many’s board of directors its oral opinion, and subsequently confirmed in writing, that, as of that date, and based upon the assumptions made, procedures followed, matters considered and limits on review, in each case set forth in Montgomery’s written opinion, the merger consideration per share expected to be received (after factoring in any deductions provided for in the merger agreement), which management advised Montgomery it believed would equal not less than $0.43 per share, is fair to the holders of I-many common stockholders from a financial point of view. Because the merger consideration is estimated to be higher than $0.43 per share the board of directors did not believe a revised fairness opinion from Montgomery was necessary at the time we entered into the second and third amendments.

Q:	What is the status of Bidder A’s proposal with regard to the acquisition of the Company?

A:	On May 29, 2009, we received a revised proposal from Bidder A to acquire I-many at a price of approximately $0.48 per share. Following our receipt of this offer, which we shared with LLR pursuant to the terms of the merger agreement, we received a signed amendment to the merger agreement from LLR reflecting the terms of the merger described in the definitive proxy statement filed with the SEC on June 2, 2009 (including an increase in the merger consideration to an estimated $0.49 per share and an increase in LLR’s expenses which would be subject to reimbursement on termination of the agreement in certain circumstances from $500,000 to $655,500). The board considered the proposal from Bidder A in light of the amendment to the merger agreement delivered by LLR and determined that it would be unable to conclude that the proposal from Bidder A was a Superior Proposal, and as a result, the Board of Directors authorized the Company to enter into the amendment to the merger agreement with LLR. Our board of directors approved the amendment, and it was signed by I-many, in the evening of May 29, 2009. We issued a joint press release with Sapphire announcing the amendment before the open of markets on June 1, 2009. Information regarding the first amendment to the merger agreement is included in the definitive proxy statement.

On June 2, 2009, we received another revised proposal from Bidder A to acquire I-many at a price of approximately $0.52 per share. Following our receipt of this offer, which we shared with LLR pursuant to the terms of the merger agreement, we received a signed second amendment to the merger agreement from LLR increasing the merger consideration to an estimated $0.52 per share). The board considered the proposal from Bidder A in light of the second amendment to the merger agreement delivered by LLR and determined that it would be unable to conclude that the proposal from Bidder A was a Superior Proposal, and as a result, the Board of Directors authorized the Company to enter into the second amendment to the merger agreement with LLR. Our board of directors approved the second amendment, and it was signed by I-many in the evening of June 2, 2009. We issued a joint press release with Sapphire announcing the second amendment before the open of markets on June 3, 2009.

On June 5, 2009, we received another revised proposal from Bidder A to acquire I-many at a price of approximately $0.61 per share. Following our receipt of this offer, which we shared with LLR pursuant to the terms of the merger agreement, we notified LLR of our intention to determine that Bidder A’s proposal was a Superior Proposal, subject to the contractual notice period under section 6.1(b) of the merger agreement, which afforded LLR five days to make such adjustments in the terms of the merger agreement, including an increase in, or modification of, the merger consideration, so that the Bidder A proposal no longer would constitute a Superior Proposal. On June 10, 2009, we received a signed third amendment to the merger agreement from LLR reflecting the terms of the merger described in this proxy supplement (including an increase in the merger consideration to an estimated $0.61 per share). The board considered the proposal from Bidder A in light of the third amendment to the merger agreement delivered by LLR and determined that it would be unable to conclude that the proposal from Bidder A was a Superior Proposal, and as a result, the Board of Directors authorized the Company to enter into the third amendment to the merger agreement with LLR. Our board of directors approved the third amendment, and it was signed by I-many in the evening of June 10, 2009. We issued a joint press release with Sapphire announcing the amendment before the open of markets on June 11, 2009.

Q:	Who is entitled to vote at the special meeting?

A:	Only stockholders of record of our common stock as of the close of business on May 26, 2009, or the “record date,” are entitled to receive notice of the special meeting and to vote the shares of our common stock that they held at that time at the special meeting, or at any adjournments or postponements of the special meeting.

Q:	What vote is required to adopt the amended merger agreement?

A:	Adoption of the amended merger agreement requires the favorable vote by holders of a majority of the shares of I-many common stock outstanding as of the record date. An abstention has the same effect as a vote “AGAINST” adoption of the merger agreement.

Q:	What do I do now?

A:	First, carefully read this supplement, including the annex, and the definitive proxy statement dated June 2, 2009.

If you have already voted on the merger proposal using a properly executed proxy or instruction card, you will be considered to have voted on the amended merger agreement as well, and you do not need to do anything unless you wish to change your vote.

If you have already voted on the merger proposal using a properly executed proxy or instruction card but wish to change your vote, simply fill out the revised proxy or instruction card included with this proxy supplement and return it in the accompanying prepaid envelope.

If you have not already delivered a properly executed proxy or instruction card, and if you are a registered holder, please complete, sign and date the enclosed proxy or instruction card. If your shares are held in “street name” by your bank, brokerage firm or other nominee, please refer to your voting card or other information forwarded by your bank, brokerage firm or other nominee to determine whether you may vote by telephone or electronically on the Internet and follow the instructions on the card or other information provided by your nominee. If you sign and send in your proxy card and do not indicate how you want to vote, your proxy card will be counted as a vote for approval and adoption of the amended merger agreement.

Q:	May I change my vote after I delivered a revised proxy card?

A:	Yes. You may change your vote at any time before your proxy is voted at the special meeting. If you have sent a proxy directly to I-many, you may revoke your proxy by:

•

delivering to our corporate secretary at our corporate offices at 12th Floor, 399 Thornall Street, Edison, NJ 08837 or by fax to the attention of Robert G. Schwartz at 732-516-2693, on or before the business day prior to the special meeting, a written revocation of the proxy or a later dated, signed proxy card;

•	delivering a new, later dated proxy by telephone or through the Internet until immediately prior to the special meeting;

•	delivering a written revocation or a later dated, signed proxy card to us at the special meeting prior to the taking of the vote on the matters to be considered at the special meeting; or

•	attending the special meeting and voting in person.

If you have instructed a broker to vote your shares, you may revoke your proxy only by following the directions received from your broker to change those instructions.

Revocation of the proxy will not affect any vote previously taken. Attendance at the special meeting will not in itself constitute the revocation of a proxy; you must vote in person at the special meeting to revoke a previously delivered proxy.

Neither the Securities and Exchange Commission, or the “SEC,” nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosures in this proxy supplement. Any representation to the contrary is a criminal offense.

SUMMARY OF THE SECOND AND THIRD AMENDMENTS

TO THE MERGER AGREEMENT

The following describes the material provisions of the June 2, 2009 and June 10, 2009 amendments to the merger agreement (together, “the amendments”), but is not intended to be an exhaustive discussion of the amendments to the merger agreement. We encourage you to read the second and third amendments, attached as Appendix A to this proxy supplement, as well as the merger agreement as in effect prior to June 2, 2009, carefully and in their entirety. The rights and obligations of the parties are governed by the express terms of the merger agreement, as amended, and not by this summary or any other information contained in this proxy supplement.

The following summary is qualified in its entirety by reference to the second and third amendments, which are attached to this proxy supplement as Appendix A and incorporated by reference into this proxy supplement.

Second Amendment to the Merger Agreement

The second amendment had the effect of increasing the merger consideration to be paid to the Company’s stockholders for their shares to approximately $0.52 in cash.

Third Amendment to the Merger Agreement

The third amendment had the effect of increasing the merger consideration to be paid to the Company’s stockholders for their shares to approximately $0.61 in cash.

UPDATE TO BACKGROUND OF THE MERGER

The definitive proxy statement describes the background of the merger up to and including June 1, 2009. The discussion below supplements that description.

On June 2, 2009, we received another revised proposal from Bidder A to acquire I-many at a price of approximately $0.52 per share. Following our receipt of this offer, which we shared with LLR pursuant to the terms of the merger agreement, we received a signed second amendment to the merger agreement from LLR increasing the merger consideration to an estimated $0.52 per share). The board considered the proposal from Bidder A in light of the second amendment to the merger agreement delivered by LLR and determined that it would be unable to conclude that the proposal from Bidder A was a Superior Proposal, and as a result, the Board of Directors authorized the Company to enter into the second amendment to the merger agreement with LLR.

Our board of directors approved the second amendment, and it was signed by I-many in the evening of June 2, 2009. We issued a joint press release with Sapphire announcing the second amendment before the open of markets on June 3, 2009.

On June 5, 2009, we received another revised proposal from Bidder A to acquire I-many at a price of approximately $0.61 per share. Following our receipt of this offer, which we shared with LLR pursuant to the terms of the merger agreement, we notified LLR of our intention to determine Bidder A’s proposal was a Superior Proposal, subject to the contractual notice period under section 6.1(b) of the merger agreement, which afforded LLR five days to make such adjustments in the terms of the merger agreement, including an increase in, or modification of, the merger consideration, so that the Bidder A proposal no longer would constitute a Superior Proposal. On June 10, 2009, we received a signed third amendment to the merger agreement from LLR reflecting the terms of the merger described in this proxy supplement (including an increase in the merger consideration to an estimated $0.61 per share). The board considered the proposal from Bidder A in light of the third amendment to the merger agreement delivered by LLR and determined that it would be unable to conclude that the proposal from Bidder A was a Superior Proposal, and as a result, the Board of Directors authorized the Company to enter into the third amendment to the merger agreement with LLR.

Our board of directors approved the third amendment, and it was signed by I-many in the evening of June 10, 2009. We issued a joint press release with Sapphire announcing the third amendment before the open of markets on June  11, 2009.

REASONS FOR THE MERGER; RECOMMENDATION

OF THE BOARD OF DIRECTORS

The board of directors unanimously determined that the amended merger agreement and the merger are in the best interests of the Company and its stockholders, and approved the June 2, 2009 and June 10, 2009 amendments. Accordingly, the I-many board of directors unanimously recommends that you vote “FOR” the adoption of the amended merger agreement and the approval of the merger.

In reaching their determination and recommendation, the board of directors re-examined and reconsidered the matters described in “The Merger—Reasons for the Merger; Recommendation of Our Board of Directors” beginning on page 19 of the definitive proxy statement dated June 2, 2009 and, in addition, considered, in consultation with their financial and legal advisors, the following additional factors and potential benefits of the merger, each of which our board of directors believed supported its decision:

Transaction Financial Terms/Premium to Market Price. The relationship of the consideration to be paid in the merger to recent and historical market prices of I-many’s common stock. The $0.61 per share to be paid as merger consideration under the third amendment represented a 110% premium over the $0.29 closing price per share of our common shares on April 27, 2009 (the last trading day before Montgomery rendered their oral fairness opinion), and represents a 144% premium to the market price of our common stock of $0.25 for both the week and four weeks prior to that date. Additionally, it represents a 154% premium to the average market price of our common stock of $0.24 for the 180 days prior to that date.

WHERE YOU CAN FIND MORE INFORMATION

I-many files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed with the SEC at the SEC’s public reference room in Washington, D.C. at 450 Fifth Street, N.W., 20549 or at the SEC’s regional offices in New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Many of these SEC filings are also available to the public on the World Wide Web through the SEC’s Internet address at “http://www.sec.gov”.

We have not authorized anyone to give any information or make any representation about the merger or I-many that differs from or adds to the information in this proxy statement or in our documents that are publicly filed with the SEC. Therefore, if anyone does give you different or additional information, you should not rely on it.

By Order of the Board of Directors,

/s/ JOHN A. RADE
John A Rade
President and Chief Executive Officer

ANNEX A

AMENDMENT NO. 2 TO

AGREEMENT AND PLAN OF MERGER

This Amendment No. 2, entered into as of June 2, 2009 (this “Amendment”) to the Agreement and Plan of Merger, dated as of April 29, 2009, and as amended on May 29, 2009, among Sapphire Stripe Holdings, Inc., a Delaware corporation, Sapphire Stripe Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Sapphire Stripe Holdings, Inc., and I-many, Inc., a Delaware corporation (the “Merger Agreement”), is entered into by the parties to the Merger Agreement. Capitalized terms used but not defined herein shall have the respective meanings specified in the Merger Agreement.

WHEREAS, Buyer, Transitory Subsidiary and the Company have entered into the Merger Agreement;

WHEREAS, Buyer, Transitory Subsidiary and the Company desire to amend the Merger Agreement as provided in this Amendment; and

WHEREAS, the respective Boards of Directors of Buyer, Transitory Subsidiary and the Company have deemed this Amendment advisable and in the best interests of their respective companies.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein made and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Merger Consideration and Conversion of Securities. Section 2.1(c) of the Merger Agreement shall be amended by deleting “$47,300,000” and replacing it with “$49,450,000”.

Miscellaneous.

(a) Except as otherwise amended and supplemented by this Amendment, all provisions of the Merger Agreement, including, without limitation, provisions relating to governing law, shall remain in full force and effect and shall apply to this Amendment (unless this Amendment specifically amends a particular provision of the Merger Agreement) and the Merger Agreement and this Amendment shall each be construed together and considered one and the same agreement.

(b) This Amendment may be executed, including execution by PDF or facsimile signature, in one or more counterparts, each of which will be deemed an original, and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, the Buyer, the Transitory Subsidiary and the Company have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.

SAPPHIRE STRIPE HOLDINGS, INC.

By:	/s/ Gregory M. Case
Name: Gregory M. Case
Title: President

SAPPHIRE STRIPE ACQUISITION COMPANY

By:	/s/ Gregory M. Case
Name: Gregory M. Case
Title: President

I-MANY, INC.

By:	/s/ Robert G. Schwartz, Jr.
Name: Robert G. Schwartz, Jr.
Title: Vice President and General Counsel

A-1

AMENDMENT NO. 3 TO

AGREEMENT AND PLAN OF MERGER

This Amendment No. 3, entered into as of June 10, 2009 (this “Amendment”) to the Agreement and Plan of Merger, dated as of April 29, 2009, and as amended on May 29, 2009 and as further amended on June 2, 2009, among Sapphire Stripe Holdings, Inc., a Delaware corporation, Sapphire Stripe Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Sapphire Stripe Holdings, Inc., and I-many, Inc., a Delaware corporation (as so amended, the “Merger Agreement”), is entered into by the parties to the Merger Agreement. Capitalized terms used but not defined herein shall have the respective meanings specified in the Merger Agreement.

WHEREAS, Buyer, Transitory Subsidiary and the Company have entered into the Merger Agreement;

WHEREAS, Buyer, Transitory Subsidiary and the Company desire to amend the Merger Agreement as provided in this Amendment; and

WHEREAS, the respective Boards of Directors of Buyer, Transitory Subsidiary and the Company have deemed this Amendment advisable and in the best interests of their respective companies.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein made and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Merger Consideration. Section 2.1(c) of the Merger Agreement shall be amended by deleting “$49,450,000” and replacing it with “$54,750,000”.

Miscellaneous.

(a) Except as otherwise amended and supplemented by this Amendment, all provisions of the Merger Agreement, including, without limitation, provisions relating to governing law, shall remain in full force and effect and shall apply to this Amendment (unless this Amendment specifically amends a particular provision of the Merger Agreement) and the Merger Agreement and this Amendment shall each be construed together and considered one and the same agreement.

(b) This Amendment may be executed, including execution by PDF or facsimile signature, in one or more counterparts, each of which will be deemed an original, and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, the Buyer, the Transitory Subsidiary and the Company have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.

SAPPHIRE STRIPE HOLDINGS, INC.

By:
Name: Gregory M. Case
Title: President

SAPPHIRE STRIPE ACQUISITION COMPANY

By:
Name: Gregory M. Case
Title: President

I-MANY, INC.

By:	/s/ Robert G. Schwartz, Jr.

Name:	Robert G. Schwartz, Jr.

Title:	Vice President and General Counsel

A-2

SPECIAL MEETING OF STOCKHOLDERS OF

I-MANY, INC.

June 25, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting and Proxy Statement

are available at www.imany.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i	Please detach along perforated line and mail in the envelope provided.	i

■	00030030000000001000 0		062509

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN

1.   To adopt the Agreement and Plan of Merger, dated as of April 29, 2009, as amended May 29, 2009, June 2, 2009 and June 10, 2009 by and among Sapphire Stripe Holdings, Inc., Sapphire Stripe Acquisition Company and the Company, as it may be further amended from time to time.

				☐	☐	☐

2.   To approve a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve Proposal No. 1.

				☐	☐	☐

THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THEIR DISCRETION.

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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I-MANY, INC.

SPECIAL MEETING OF STOCKHOLDERS THURSDAY, JUNE 25, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned, having received notice of the special meeting of stockholders and the proxy statement therefor and revoking all prior proxies, hereby appoints John A. Rade and Robert G. Schwartz, Jr. (with full power of substitution), as proxies of the undersigned, to attend the special meeting of stockholders of I-many, Inc. (the “Company”) to be held on June 25, 2009, and any adjourned or postponed session thereof, and there to vote and act, as indicated, upon the matters on the reverse side in respect of all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

Attendance of the undersigned at the special meeting of stockholders or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates thereat the intention of the undersigned to vote said shares of common stock in person. If the undersigned hold(s) any such shares in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY

IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

(Continued and to be signed on the reverse side.)

■	14475	■

SPECIAL MEETING OF STOCKHOLDERS OF

I-MANY, INC.

June 25, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

COMPANY NUMBER

ACCOUNT NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting and Proxy Statement are available at www.imany.com
i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

■	00030030000000001000 0	062509

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
.		1.	To adopt the Agreement and Plan of Merger, dated as of April 29, 2009, as amended May 29, 2009, June 2, 2009 and June 10, 2009 by and among Sapphire Stripe Holdings, Inc., Sapphire Stripe Acquisition Company and the Company, as it may be further amended from time to time.	☐	☐	☐

		2.	To approve a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve Proposal No. 1.	☐	☐	☐

THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THEIR DISCRETION.

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ■	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■